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                                  EXHIBIT 23a
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                                                                     EXHIBIT 23a





INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 33-59955 of American Skandia Life Assurance Corporation on Form S-1 of our report dated March 15, 1995 relating to American Skandia Life Assurance Corporation and to the reference to us under the heading "Selected Financial Data" appearing in the Prospectus which is a part of such Registration Statement.



DELOITTE & TOUCHE LLP
New York, New York
August 16, 1995